February 15, 2007

MELLON FUNDS TRUST
-Mellon Large Cap Stock Fund
-Mellon Income Stock Fund
-Mellon Balanced Fund

Supplement to Prospectus
dated December 29, 2006

The following information supersedes and replaces any contrary information with respect to the funds contained in the section of the Trust’s Prospectus entitled “Management”:

Portfolio managers
Name of fund	Primary portfolio manager

Mellon Large Cap Stock Fund	Sean P. Fitzgibbon
Mellon Income Stock Fund	Brian C. Ferguson
Mellon Balanced Fund	Sean P. Fitzgibbon and
John F. Flahive

Biographical information

Sean P. Fitzgibbon, CFA, has been the primary portfolio manager of Mellon Large Cap Stock Fund and a primary portfolio manager of Mellon Balanced Fund since February 2007. Mr. Fitzgibbon also has been a portfolio manager at Dreyfus since October 2004. He also is a senior vice president, portfolio manager, analyst and member of the U.S. Large Cap Core Equity Team at The Boston Company Asset Management, LLC (“TBCAM”), a Dreyfus affiliate, where he has been employed since August 1991.

Brian C. Ferguson has been the primary portfolio manager of Mellon Income Stock Fund since February 2007 and a portfolio manager at Dreyfus since October 2002. Mr. Ferguson also is a senior vice president and the director of the U.S. Large Cap Value Equity Team at TBCAM, where he has been employed since June 1997.

The references concerning Michael D. Weiner and D. Gary Richardson in the section entitled “Management” are deleted because they are no longer portfolio managers of the funds.

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